UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number: 811-3493
Series Identifier: S000009768
Class Identifier: C000026832

American Federation of Labor –
Congress of Industrial Organizations
Housing Investment Trust
(Exact name of registrant as specified in charter)

Until September 17, 2007:
1717 K Street, N.W., Suite 707
Washington, D.C. 20036

Effective September 17, 2007:
2401 Pennsylvania Avenue, N.W., Suite 200
Washington, D.C. 20037
(Address of principal executive offices) (Zip code)

Kenneth G. Lore
Bingham McCutchen LLP
2020 K Street, N.W., Washington, DC 20006
(Name and address of agent for service)

(202) 331-8055
(Registrant’s telephone number, including area code)

Date of fiscal year end: December 31
Date of reporting period: January 1, 2007 through June 30, 2007

Item 1. Reports to Stockholders.

A copy of the 2007 Semi-Annual Report (the “Report”) of the AFL-CIO Housing Investment Trust (the “Trust”) transmitted to Trust participants pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (17 CFR 270.30e-1) (the “Act”), is included herewith.

AFL-CIO HOUSING

INVESTMENT TRUST

SEMI-ANNUAL REPORT

JUNE 30, 2007

Cover

Top: Rollins Square, Boston, MA.
Bottom, from left: Maverick Landing, Boston, MA; construction at the Carruth Apartments, Dorchester, MA; Chancery Square, Morristown, NJ; resident of Woodland Springs, District Heights, MD; Skyline Apartments, Chicago, IL.

Report to Participants

Figure 1.
HIT Performance vs. Lehman Aggregate Bond Index as of June 30, 2007

Figure 2.
Comparison of $50,000 Investment in the HIT and Lehman Aggregate

The data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT’s current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available on the HIT’s website at www.aflcio-hit.com.

The Lehman Brothers Aggregate Bond Index is an unmanaged index and is not available for direct investment. Its returns would be lower if they reflected the expenses associated with active management of an actual portfolio.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

Mid-Year Discussion of Performance

The first half of 2007 was a productive period for the AFL-CIO Housing Investment Trust as it made $76.3 million in financing commitments for 14 new multifamily investments. The HIT’s net returns at June 30 were 5.86% for the one-year period and 3.97%, 4.37% and 6.12% for the three-, five- and ten-year periods (see Figure 1). The HIT underperformed the benchmark for the one-, three- and five-year periods by 26, 1 and 11 basis points, respectively, and outperformed the benchmark for the ten-year period by 10 basis points.

Global growth and the cooling U.S. housing market affected the performance of fixed-income investments such as the HIT during the first half of the year. These factors contributed to generally higher interest rates (see Figure 3, U.S. Treasury Yield Curve) and wider spreads between risk-free securities (Treasuries) and other bonds. In the subprime mortgage sector the cooling U.S. housing market produced a steep rise in delinquencies among high-risk borrowers (as seen in Figure 4). The HIT has no subprime loans or investments in its portfolio.

As fall-out from the weakening of the subprime market, risk premiums increased on high-quality securities during the six-month period, causing their prices to fall relative to Treasuries. Prices dropped as well for commercial mortgage securities, including agency-insured multifamily mortgage securities and AAA-rated commercial mortgage-backed securities, as spreads widened 5 to 10 basis points versus swaps and 25 to 30 basis points versus Treasuries. Swap spreads widened across the market, reflecting a flight to quality and shortening of duration as fixed-income investors responded to uncertainty about the housing market.

Problems in the residential subprime sector and the consequent widening of spreads across all mortgage sectors during the first half of the year led to price volatility in the near term, even in high quality government and agency insured mortgage securities. The HIT’s performance relative to its benchmark at June 30 reflected in part the HIT’s concentration on high credit quality mortgage securities, whose performance lagged the benchmark. Also contributing to the underperformance were the HIT’s underweight in corporate bonds and Treasuries as compared to the benchmark, both of which were strong performers relative to other sectors of the investment-grade fixed-income universe during the period.

Interest rates rose between 19 and 49 basis points across the U.S. dollar swap curve during the first half of the year. This led to price declines offsetting the income earned in most fixed-income portfolios. However, yields and swap spreads were near a five-year high at mid-year, making the bonds in which the HIT specializes cheaper than they had been in recent years, relative to prices for similar-maturity Treasuries (see Figure 5).

Report to Participants

Figure 3.
U.S. Treasury Yield Curve
Source: Bloomberg L.P.

Figure 4.
Subprime Mortgage Delinquency Rate
Source: Mortgage Bankers’ Association.

Figure 5.
10-year U.S. Treasury and 10-year Swap Rates
(End-of-Month)
Source: Bloomberg L.P.

In this environment of wider spreads and heightened volatility at mid-year, it is important to note that the credit quality of the HIT portfolio remains sound. In fact, the fundamental credit exposure of the HIT portfolio has not been affected by the subprime issues in the market place since the HIT does not invest in this sector. Over 98% of the HIT portfolio is AAA-rated or carries a guarantee from the U.S. government or a government-sponsored enterprise. Furthermore, the HIT does not have any borrowings and has not employed a high leverage strategy to meet its objectives.

High credit quality and capital preservation are key goals of the HIT’s investment strategy. The HIT has successfully achieved these goals and maintained this strategy through many and varied market conditions. It is the HIT’s opinion that the recent market volatility is not a long-term phenomenon. For this reason, looking forward, the HIT intends to continue to execute its long-term portfolio strategy seeking superior fundamentals of higher yield, better credit quality, and neutral interest rate risk versus the Lehman Aggregate Bond Index. Overweighting high credit quality multifamily mortgage investments will continue to be a focal point in executing the strategy.

HIT Portfolio Distribution

Includes funded and unfunded commitments as of June 30, 2007

“The fundamental credit exposure of the HIT portfolio has not been affected by the subprime issues.”

Report to Participants

Multifamily Investments

The $76.3 million in financing committed during the first half of 2007 will enhance the HIT’s multifamily holdings as it helps advance the goals of improving the nation’s housing stock and creating family-supporting union jobs for the benefit of working people and their communities. The 14 new investments will generate 2,013 units of housing in six states. Three-quarters of the units will be affordable to low- and moderate-income households. With total development costs of more than $377.4 million, the projects will provide some 2,500 jobs for union members in construction and related industries. To produce these new investment opportunities, the HIT continued to draw on its broad network of community partners from labor, housing development, government and real estate finance. Following are examples of the projects the HIT financed during this period.

Back of the Hill Apartments
Boston, Massachusetts

In June, the HIT committed $4 million for the purchase of a tax-exempt bond to help finance the $27.4 million rehabilitation of this affordable housing project that serves low-income elderly and physically challenged persons in Boston. The project is one of eight Massachusetts projects financed in the first half of the year through HIT’s work with MassHousing, the state housing finance agency. The HIT’s commitments to these projects total $16.8 million. Ninety-six percent of the 764 units in the eight projects will be affordable to low- and moderate-income persons. The Massachusetts projects will generate approximately 350 union jobs in the construction trades.

Queens Family Courthouse
Queens, New York

The HIT purchased $10 million in tax-exempt bonds from New York City’s Housing Development Corporation to finance the $165 million redevelopment of the Queens Family Courthouse. This major redevelopment consists of 277 housing units, of which 166 are affordable to low- and moderate-income families. An additional 69 affordable cooperative units are being financed separately as workforce housing. The project is generating over 1,000 union construction jobs. The investment brings to $306.4 million HIT’s investments under its New York City Community Investment Initiative. The 16 projects financed by the HIT through this initiative have an estimated combined value of $1.4 billion as of June 30, 2007.

Liberty Meadows Estates
Joliet, Illinois

The HIT committed $3.5 million to finance Liberty Meadows Estates, phase I, a $17.8 million new construction project consisting of 38 single-family detached houses and 36 duplex units. The 74 homes will be rented for 15 years, consistent with the Low Income Housing Tax Credit guidelines, after which the developer intends to allow tenants to purchase them. This is the eighth project that the HIT has financed in cooperation with the Illinois Housing Development Authority (IHDA) under a 2005 memorandum of agreement that sets a goal of $250 million in HIT investments and 2,500 housing units in Illinois housing over five years. So far, the HIT has financed 776 units or 31% of that goal. For more than a decade, the HIT has worked with IHDA to produce more than 3,500 housing units and generate some 2,700 union jobs with over $170 million in HIT financing and total development costs of $427.0 million.

“Over 98% of the HIT portfolio is AAA-rated or carries a guarantee from the U.S. government or a government-sponsored enterprise.”

Leadership

Board of Trustees

Richard Ravitch, Chairman*
Principal, Ravitch Rice & Co. LLC

John J. Sweeney*
President, AFL-CIO

Richard L. Trumka
Secretary-Treasurer, AFL-CIO

Linda Chavez-Thompson
Executive Vice-President, AFL-CIO

John J. Flynn
President, International Union of Bricklayers and Allied Craftworkers

Stephen Frank
Retired; formerly Vice President and Chief Financial Officer, The Small Business Funding Corporation

Frank Hurt
International President, Bakery, Confectionery & Tobacco Workers and Grain Millers International Union

George Latimer
Distinguished Visiting Professor of Urban Land Studies, Macalester College

Jack Quinn
President, Cassidy & Associates; formerly Member of Congress, 27th District, New York

Marlyn J. Spear, CFA
Chief Investment Officer, Building Trades United Pension Trust Fund (Milwaukee and Vicinity)

Tony Stanley*
Director, TransCon Builders, Inc.; formerly Executive Vice President, TransCon Builders, Inc.

Edward C. Sullivan
President, Building and Construction Trades Department, AFL-CIO

Jon F. Walters
International Secretary-Treasurer, International Brotherhood of Electrical Workers

James A. Williams
General President, International Union of Painters and Allied Trades of the United States and Canada

Officers and Key Staff

Stephen Coyle
Chief Executive Officer

Helen R. Kanovsky
Chief Operating Officer

Erica Khatchadourian
Chief Financial Officer

Chang Suh
Executive Vice President and Chief Portfolio Manager

Mary C. Moynihan
General Counsel

Stephanie H. Wiggins
Chief Investment Officer – Multifamily Finance

Marcie Cohen
Senior Vice President

Harpreet Peleg
Controller

Christopher Kaiser
Chief Compliance Officer

Lesyllee White
Director of Marketing

Carol Nixon
Director, New York City Office

Paul Barrett
Director, Boston Office

David Landenwitch
Acting Director, Western Regional Office

Service Providers

Independent Registered Public Accounting Firm
Ernst & Young LLP McLean, Virginia

Corporate Counsel
Bingham McCutchen LLP Washington, D.C.

Securities Counsel
Wilmer Cutler Pickering Hale and Dorr LLP Washington, D.C.

Transfer Agent
PFPC Inc. King of Prussia, Pennsylvania

Custodian
PFPC Trust Company Philadelphia, Pennsylvania

Investment Adviser (Through May 30, 2007)
Wellington Management Company, LLP Boston, Massachusetts

National Office
Until September 17, 2007:
1717 K Street, N.W., Suite 707 Washington, D.C. 20036

Effective September 17, 2007:
2401 Pennsylvania Avenue, N.W., Suite 200 Washington, D.C. 20037 (202) 331-8055

New York City Office
1270 Avenue of the Americas, Suite 210 New York, New York 10020 (212) 554-2750

Western Regional Office
235 Montgomery Street, Suite 1001 San Francisco, California 94104 (415) 433-3044

Boston Office
655 Summer Street Boston, Massachusetts 02210 (617) 261-4444

www.aflcio-hit.com

Gulf Coast Revitalization Program
1100 Poydras Street, Suite 2870 New Orleans, Louisiana 70163 (504) 599-8750

* Executive Committee member.

FINANCIAL STATEMENTS

JUNE 30, 2007

AFL-CIO HOUSING INVESTMENT TRUST

AFL-CIO HOUSING INVESTMENT TRUST

Statement of Assets and Liabilities
June 30, 2007 (Dollars in thousands; unaudited)

Assets

Investments, at fair value (amortized cost $3,677,218)*	$3,611,544
Cash	6,915
Accrued interest receivable	17,807
Receivables for investments sold	873
Accounts receivable	45
Prepaid expenses and other assets	894

Total Assets	3,638,078

Liabilities

Accounts payable and accrued expenses	2,620
Payables for investments purchased	48,038
Redemptions payable	38,221
Refundable deposits	690
Income distribution payable, net of dividends reinvested of $13,272	1,972

Total Liabilities	91,541

Net Assets Applicable to Participants’ Equity — Certificates of Participation —Authorized Unlimited; Outstanding 3,344,082 Units	$3,546,537

Net Asset Value Per Unit of Participation (in dollars)	$1,060.54

Participants’ Equity

Participants’ equity consisted of the following:
Amount invested and reinvested by current participants	$3,630,805
Net unrealized depreciation of investments	(65,674)
Undistributed net investment income	2,077
Accumulated net realized losses	(20,671)

Total Participants’ Equity	$3,546,537

*	The cost for federal tax purposes approximates book cost.
See accompanying Notes to Financial Statements.

SEMI-ANNUAL REPORT JUNE 2007

Schedule of Portfolio Investments
June 30, 2007 (Dollars in thousands; unaudited)

FHA Permanent Securities (3.8% of net assets)

	Interest Rate	Maturity Dates	Commitment Amount	Face Amount	Amortized Cost	Value

Single Family	7.75%	Jul-2021-Aug-2021		$33	$33	$33
	8.00%	Jul-2021		32	32	32

				65	65	65

Multifamily[1]	5.25%	Mar-2024		5,029	5,053	4,796
	5.60%	Jun-2038		2,861	2,865	2,803
	5.62%	Jun-2014		685	684	670
	5.65%	Oct-2038		2,196	2,265	2,134
	5.87%	Jun-2044		1,960	1,961	1,914
	6.02%	Jun-2035		6,857	6,856	6,829
	6.40%	Jul-2046		4,095	4,098	4,181
	6.66%	May-2040		5,728	5,727	5,777
	6.70%	Dec-2042		5,990	5,987	6,118
	6.75%	Feb-2039-Jul-2040		6,448	6,416	6,636
	6.88%	Apr-2031		28,394	28,077	28,945
	7.00%	Jun-2039		6,010	6,048	6,081
	7.05%	Jul-2043		5,311	5,311	5,531
	7.13%	Mar-2040		7,858	7,828	8,289
	7.20%	Dec-2033-Oct-2039		10,013	10,009	10,533
	7.50%	Sep-2032		1,614	1,616	1,758
	7.70%	Oct-2039		12,058	11,992	12,287
	7.75%	Oct-2038		1,390	1,382	1,396
	7.88%	Jul-2038		5,047	5,047	4,996
	7.93%	Apr-2042		2,886	2,886	3,220
	8.15%	Mar-2037		1,187	1,300	1,231
	8.27%	Jun-2042		2,526	2,526	2,741
	8.38%	Apr-2008		108	112	108
	8.40%	Apr-2012		316	316	317
	8.75%	Aug-2036		3,681	3,678	3,694

				130,248	130,040	132,985

Forward Commitments[1]	6.65%	Jun-2049	1,120	—	—	15

			1,120	—	—	15

Total FHA Permanent Securities			$1,120	$130,313	$130,105	$133,065

AFL-CIO HOUSING INVESTMENT TRUST

Schedule of Portfolio Investments
June 30, 2007 (Dollars in thousands; unaudited)

FHA Construction Securities (0.5% of net assets)

	Interest Rates[2]		Maturity Date	Commitment Amount	Face Amount	Amortized Cost	Value
	Permanent	Construction

Multifamily[1]	5.35%	5.35%	Mar-2047	$8,050	$8,036	$8,046	$7,623
	5.55%	5.55%	May-2042	8,950	8,950	8,954	8,612

				17,000	16,986	17,000	16,235

Forward Commitments[1]	5.89%	5.89%	Mar-2038	5,350	—	—	(190)

				5,350	—	—	(190)

Total FHA Construction Securities				$22,350	$16,986	$17,000	$16,045

Ginnie Mae Securities (28.2% of net assets)

	Interest Rate	Maturity Dates	Commitment Amount	Face Amount	Amortized Cost	Value

Single Family	5.50%	Jan-2033-Aug-2033	$	$9,146	$9,243	$8,898
	6.00%	Jan-2032-Jun-2033		4,719	4,877	4,709
	6.50%	Jul-2028-Dec-2028		409	409	416
	7.00%	Nov-2016-Jan-2030		7,057	7,202	7,322
	7.50%	Apr-2013-Aug-2030		6,992	7,137	7,259
	8.00%	Nov-2009-Nov-2030		2,799	2,873	2,937
	8.50%	Nov-2009-Aug-2027		2,485	2,538	2,656
	9.00%	May-2016-Jun-2025		763	782	825
	9.50%	Sep-2021-Sep-2030		249	253	275
	10.00%	Jun-2019		1	1	1
	13.00%	Jul-2014		1	1	1
	13.25%	Dec-2014		1	1	1

				34,622	35,317	35,300

Multifamily[1]	2.91%	Jun-2018-Aug-2020		7,317	7,251	7,042
	3.53%	Jan-2032		1,041	995	1,004
	3.61%	May-2018		7,758	7,625	7,603
	3.62%	May-2017		22,186	21,497	21,467
	3.65%	Sep-2017-Oct-2027		18,613	18,389	17,905
	3.96%	May-2032		1,000	947	962
	4.24%	Feb-2039		5,000	4,709	4,626
	4.25%	Feb-2031		6,000	5,969	5,772
	4.26%	Jul-2029		3,000	2,992	2,866
	4.43%	Apr-2034-Jun-2034		109,471	107,247	100,534
	4.49%	Apr-2023		8,531	8,531	8,251
	4.59%	May-2033		16,300	16,291	15,928
	4.65%	Mar-2026		288	287	284
	4.66%	Dec-2030		8,617	8,684	8,250
	4.70%	Dec-2024		13,310	13,010	12,944
	4.71%	May-2025		33,294	33,276	32,129
	4.78%	Apr-2034		27,592	28,798	26,907

(continued, next page)

SEMI-ANNUAL REPORT JUNE 2007

Schedule of Portfolio Investments
June 30, 2007 (Dollars in thousands; unaudited)

Ginnie Mae Securities (28.2% of net assets), continued

	Interest Rate	Maturity Dates	Commitment Amount	Face Amount	Amortized Cost	Value

	4.83%	May-2046		5,620	5,620	5,375
	4.88%	Mar-2036		17,000	16,755	16,149
	4.92%	Feb-2034-May-2034		65,000	64,664	62,241
	4.94%	Jun-2046		3,980	3,985	3,828
	5.00%	Dec-2033		5,278	5,333	5,144
	5.05%	Nov-2028		32,000	32,092	31,610
	5.08%	Jan-2030		23,383	22,923	23,109
	5.12%	Feb-2037		10,000	10,178	9,528
	5.13%	Jul-2024		12,000	11,966	11,884
	5.15%	Jun-2023		35,393	36,026	34,110
	5.18%	May-2042		2,248	2,275	2,176
	5.19%	May-2045		8,865	8,627	8,446
	5.20%	Apr-2047		26,205	26,470	25,431
	5.21%	Jan-2045		5,715	5,716	5,480
	5.25%	Feb-2031-Aug-2032		56,014	55,849	54,249
	5.27%	Aug-2040		10,000	9,752	9,376
	5.30%	Apr-2039-May-2041		68,000	66,947	65,576
	5.32%	Aug-2030-Dec-2037		50,000	49,833	48,830
	5.34%	Jul-2040		18,000	17,645	16,959
	5.38%	Apr-2025		496	512	493
	5.45%	May-2042		2,330	2,414	2,299
	5.50%	Sep-2023-Jul-2033		37,814	39,546	37,544
	5.55%	May-2026-Mar-2045		28,592	28,717	28,366
	5.58%	May-2031-Oct-2031		94,582	94,951	92,823
	5.68%	Jul-2027		15,152	15,133	15,077
	5.70%	Mar-2037		2,485	2,497	2,460
	5.75%	Dec-2026		3,907	3,961	3,946
	5.88%	Mar-2024		2,287	2,288	2,285
	6.00%	Jan-2046		3,658	3,661	3,775
	6.05%	Jun-2043		6,088	6,088	6,183
	6.11%	Nov-2021		84	84	84
	6.26%	Apr-2027		10,000	10,741	10,143
	6.38%	Mar-2026		10,000	10,282	10,203
	6.41%	Aug-2023		3,464	3,464	3,515
	7.00%	Jun-2043		28,484	28,484	29,942

				993,442	991,977	963,113

Forward Commitments[1]	5.75%	Jul-2037	3,360	—	—	10
	5.85%	Dec-2037	3,250	—	—	31

			6,610	—	—	41

Total Ginnie Mae Securities			$6,610	$1,028,064	$1,027,294	$998,454

AFL-CIO HOUSING INVESTMENT TRUST

Schedule of Portfolio Investments
June 30, 2007 (Dollars in thousands; unaudited)

Ginnie Mae Construction Securities (3.2% of net assets)

	Interest Rates[2]		Maturity Date		Commitment Amount	Face Amount	Amortized Cost	Value
	Permanent	Construction

Multifamily[1]	4.63%	4.63%	Sep-2037	[3]	$1,500	$1,500	$1,456	$1,379
	4.70%	4.70%	Jan-2047	[3]	6,035	6,035	6,047	5,679
	4.74%	4.74%	Feb-2045	[3]	6,418	5,887	5,692	5,457
	4.90%	4.90%	Mar-2044	[3]	1,000	1,000	990	939
	5.21%	5.21%	Jan-2047	[3]	16,188	15,264	15,134	14,632
	5.34%	5.34%	Mar-2046		11,340	10,178	10,195	9,763
	5.46%	5.46%	Feb-2047		3,165	3,082	3,104	3,041
	5.85%	5.85%	Nov-2045		2,091	1,974	1,977	1,977
	6.22%	5.75%	Aug-2035		14,599	12,209	12,219	12,467
	6.25%	6.25%	Feb-2034		4,890	689	967	885
	7.75%	7.25%	Aug-2035		51,779	51,779	51,533	55,920

					119,005	109,597	109,314	112,139

Forward Commitments[1]	5.40%	5.40%	Dec-2048		9,514	—	(119)	(266)

					9,514	—	(119)	(266)

Total Ginnie Mae Construction Securities					$128,519	$109,597	$109,195	$111,873

Freddie Mac Securities (15.6% of net assets)

	Interest Rate	Maturity Dates	Face Amount	Amortized Cost	Value

Single Family	4.00%	Oct-2033	$9,419	$9,289	$9,275
	4.24%	Jun-2033	3,816	3,801	3,794
	4.37%	Jul-2035	2,213	2,204	2,197
	4.50%	Aug-2018-Feb-2019	21,259	21,321	20,260
	5.00%	Jan-2019-Jul-2037	86,803	84,888	82,560
	5.07%	Apr-2035	2,119	2,119	2,108
	5.50%	Oct-2017-Aug-2037	166,665	165,081	161,242
	5.62%	Dec-2035-Feb-2036	50,295	50,274	50,279
	5.67%	Apr-2036	9,411	9,396	9,411
	6.00%	Mar-2014-Jan-2037	148,851	151,449	147,946
	6.50%	Oct-2013-Sep-2036	31,760	32,482	32,136
	7.00%	Mar-2011-Mar-2030	2,226	2,200	2,278
	7.50%	Jul-2010-Apr-2031	1,917	1,904	1,972
	8.00%	May-2008-Feb-2030	749	743	772
	8.50%	Jun-2010-Jan-2025	602	608	634
	9.00%	Sep-2010-Mar-2025	220	221	232

			538,325	537,980	527,096

Multifamily[1]	5.65%	Apr-2016	14,662	14,713	14,639
	5.42%	Apr-2016	10,000	9,907	9,731
	8.00%	Feb-2009	2,169	2,160	2,176

			26,831	26,780	26,546

Total Freddie Mac Securities			$565,156	$564,760	$553,642

SEMI-ANNUAL REPORT JUNE 2007

Schedule of Portfolio Investments
June 30, 2007 (Dollars in thousands; unaudited)

Fannie Mae Securities (38.1% of net assets)

	Interest Rate	Maturity Dates		Commitment Amount	Face Amount	Amortized Cost	Value

Single Family	3.97%	Aug-2033		$	$1,542	$1,537	$1,523
	4.00%	Jul-2033			11,173	11,246	11,104
	4.05%	Jul-2033			4,882	4,841	4,834
	4.27%	May-2033			4,384	4,414	4,370
	4.28%	Aug-2033			4,618	4,608	4,594
	4.30%	Aug-2033			14,383	14,341	14,371
	4.50%	Jun-2018-Feb-2019			13,884	14,070	13,228
	4.55%	Nov-2033			13,055	13,066	12,991
	4.59%	Aug-2034			824	829	817
	4.81%	Sep-2035			4,832	4,809	4,830
	5.00%	Jul-2018-Jun-2037			90,475	89,819	85,908
	5.50%	Jul-2017-Aug-2036			185,283	186,583	179,664
	6.00%	Apr-2016-Jun-2037			208,028	210,182	206,283
	6.50%	Nov-2016-Jun-2036			51,938	52,593	52,517
	7.00%	Nov-2013-May-2032			6,920	6,995	7,162
	7.50%	Nov-2016-Sep-2031			2,545	2,525	2,654
	8.00%	Jun-2012-May-2031			1,477	1,495	1,528
	8.50%	Nov-2009-Apr-2031			1,093	1,110	1,151
	9.00%	Jul-2009-May-2025			304	307	323

					621,640	625,370	609,852

Multifamily[1]	4.10%	Jun-2027			9,498	9,296	9,168
	4.22%	Jul-2018			4,810	4,496	4,464
	4.48%	Oct-2031			14,498	14,500	14,181
	4.66%	Jul-2021-Sep-2033			8,591	8,710	7,976
	4.67%	Aug-2033			9,600	9,582	9,060
	4.99%	Mar-2021-Aug-2021			42,350	42,334	39,298
	5.08%	Jan-2018			5,688	5,560	5,497
	5.15%	Oct-2022			4,636	4,672	4,466
	5.29%	Jun-2017-May-2022			9,093	9,108	8,764
	5.34%	Apr-2016			6,674	6,657	6,573
	5.35%	Apr-2012-Jun-2018			4,378	4,397	4,336
	5.36%	Feb-2016			5,000	5,018	4,913
	5.43%	Nov-2013			1,401	1,399	1,401
	5.44%	Mar-2016			3,939	4,007	3,898
	5.45%	May-2033			3,246	3,287	3,136
	5.46%	Feb-2017			51,399	52,422	50,805
	5.52%	May-2016			22,893	22,516	22,799
	5.53%	Apr-2017			67,874	67,878	67,408
	5.59%	May-2017			7,509	7,534	7,494
	5.60%	Feb-2018-Jan-2024			12,834	12,832	12,594
	5.62%	Jun-2011			28,946	28,653	28,949
	5.70%	Mar-2009-Jun-2016			7,014	7,252	7,049
	5.80%	May-2018	[4]	75,000	67,720	67,348	66,841
	5.86%	Dec-2016			401	404	406
	5.91%	Mar-2037			2,194	2,268	2,179
	5.92%	Dec-2016			397	402	401
	5.96%	Jan-2029			485	495	486
	6.03%	Jun-2017-Jun-2036			5,876	6,105	5,941
	6.06%	Jul-2034			10,630	11,080	10,732
	6.10%	Apr-2011			2,773	2,823	2,828

(continued, next page)

AFL-CIO HOUSING INVESTMENT TRUST

Schedule of Portfolio Investments
June 30, 2007 (Dollars in thousands; unaudited)

Fannie Mae Securities (38.1% of net assets) continued

	Interest Rate	Maturity Dates	Commitment Amount	Face Amount	Amortized Cost	Value

	6.13%	Dec-2016		3,708	3,967	3,812
	6.14%	Sep-2033		323	347	330
	6.15%	Oct-2032		3,714	3,814	3,786
	6.16%	Aug-2013		12,129	12,883	12,183
	6.19%	Jul-2013		5,000	5,324	5,121
	6.22%	Aug-2032		1,896	1,962	1,942
	6.23%	Sep-2034		1,549	1,647	1,585
	6.27%	Jan-2012		2,122	2,141	2,187
	6.28%	Nov-2028		3,440	3,718	3,527
	6.35%	Jun-2020-Aug-2032		28,525	29,803	28,993
	6.38%	Jul-2021		5,944	6,150	6,223
	6.39%	Apr-2019		1,032	1,104	1,073
	6.41%	Aug-2013		1,939	2,047	1,954
	6.42%	Apr-2011		1,394	1,451	1,403
	6.44%	Apr-2014-Dec-2018		47,042	47,535	49,592
	6.50%	Jun-2016		2,713	2,709	2,817
	6.52%	May-2029		5,956	6,623	6,250
	6.53%	May-2030		2,673	2,678	2,667
	6.63%	Jun-2014-Apr-2019		4,710	4,732	4,921
	6.65%	Aug-2011		1,736	1,851	1,808
	6.70%	Jan-2011		2,480	2,585	2,495
	6.79%	Aug-2009		7,244	7,223	7,412
	6.80%	Jul-2016		885	885	930
	6.85%	Aug-2014		44,835	44,765	48,041
	6.88%	Feb-2028		5,010	5,569	5,250
	7.00%	Jun-2018		4,081	4,081	4,306
	7.01%	Apr-2031		3,521	3,555	3,761
	7.07%	Feb-2031		17,776	18,140	19,041
	7.18%	Aug-2016		547	547	584
	7.20%	Apr-2010-Aug-2029		9,369	9,124	9,953
	7.25%	Nov-2011-Jul-2012		8,848	8,848	9,088
	7.26%	Dec-2018		13,292	14,517	14,314
	7.46%	Aug-2029		9,649	10,950	10,461
	7.50%	Dec-2014		1,754	1,754	1,879
	7.53%	Feb-2024		5,471	6,089	5,534
	7.71%	Feb-2010		9,279	9,320	9,309
	7.75%	Dec-2012-Dec-2024		3,829	3,830	4,134
	8.00%	Nov-2019		2,161	2,153	2,169
	8.13%	Sep-2012-Aug-2020		8,630	8,600	8,787
	8.38%	Jan-2022		942	943	946
	8.40%	Jul-2023		517	508	578
	8.50%	Nov-2019-Sep-2026		5,489	5,853	6,123
	8.63%	Sep-2028		6,778	6,778	7,654
	9.13%	Sep-2015		2,818	2,802	2,833

			75,000	735,097	744,940	741,799

Forward Commitments[1]	5.55%	May-2018	31,000	—	—	(871)

			31,000	—	—	(871)

Total Fannie Mae Securities			$106,000	$1,356,737	$1,370,310	$1,350,780

SEMI-ANNUAL REPORT JUNE 2007

Schedule of Portfolio Investments
June 30, 2007 (Dollars in thousands; unaudited)

Commercial Mortgage-Backed Securities (6.5% of net assets)

Interest Rate	Maturity Dates	Face Amount	Amortized Cost	Value

5.10%	Aug-2038	$20,000	$19,015	$19,083
5.33%	Feb-2044	20,000	20,109	19,190
5.34%	Dec-2043	25,000	25,122	23,951
5.41%	Dec-2040	17,000	16,690	16,539
5.43%	Feb-2040	30,000	30,149	29,009
5.45%	Feb-2044	15,000	15,080	14,516
5.47%	Jan-2045	10,000	10,054	9,696
5.54%	Oct-2041-Jan-2049	55,500	55,783	54,122
5.61%	Feb-2039	15,000	15,138	14,716
5.71%	Jun-2040	30,000	30,042	29,766

Total Commercial Mortgage-Backed Securities		$237,500	$237,182	$230,588

Government-Sponsored Enterprise Securities (1.2% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value

Fannie Mae	6.00%	Feb-2020	$45,000	$45,205	$44,118

Total Government-Sponsored Enterprise Securities			$45,000	$45,205	$44,118

United States Treasury Securities (1.2% of net assets)

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value

4.50%	May-2017	$15,000	$14,298	$14,379
4.63%	Nov-2016	30,000	29,641	29,076

Total United States Treasury Securities		$45,000	$43,939	$43,455

State Housing Finance Agency Securities (1.1% of net assets)

	Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value

Multifamily[1]	MA Housing Finance Agency	3.80%	Jun-2042	$10,000	$10,000	$10,000
	MA Housing Finance Agency	4.20%	Jun-2010	300	300	300
	MA Housing Finance Agency	5.25%	Dec-2048	2,500	2,500	2,471
	MA Housing Finance Agency	5.30%	Jun-2049	4,000	4,000	4,032
	MA Housing Finance Agency	5.42%	Jun-2009	2,610	2,610	2,604
	MA Housing Finance Agency	5.92%	Dec-2037	6,710	6,714	6,546
	MA Housing Finance Agency	6.58%	Dec-2039	11,385	11,385	11,537

Total State Housing Finance Agency Securities				$37,505	$37,509	$37,490

AFL-CIO HOUSING INVESTMENT TRUST

Schedule of Portfolio Investments
June 30, 2007 (Dollars in thousands; unaudited)

Other Multifamily Investments (1.4% of net assets)

Permanent	Construction	Maturity Date	Commitment Amount	Face Amount	Amortized Cost	Value

Multifamily Construction/Permanent Mortgages
7.63%	N/A	Jan-2011	$813	$315	$315	$319
8.63%	N/A	Apr-2025	1,469	1,255	1,254	1,255
9.50%	N/A	Apr-2024	760	668	668	668
9.75%	N/A	Nov-2018	1,524	1,129	1,129	1,129

			4,566	3,367	3,366	3,371

Privately Insured Construction/Permanent Mortgages[5]
5.40%	N/A	Apr-2047	9,000	8,984	8,993	8,363
5.55%	5.55%	May-2021	12,006	10,837	10,839	10,335
5.55%	5.55%	Jan-2047	12,809	12,772	12,774	11,794
5.73%	N/A	Aug-2047	5,575	5,575	5,581	5,307
5.95%	5.95%	Mar-2044	4,400	4,309	4,322	4,230
6.15%	6.15%	Mar-2045	1,600	1,578	1,584	1,570
6.20%	6.20%	Mar-2047	5,200	5,193	5,219	5,119
6.20%	N/A	Dec-2047	2,899	50	50	(33)

			53,489	49,298	49,362	46,685

Forward Commitments[1,5]
6.07%	N/A	May-2048	1,000	—	(3)	(34)
6.60%	N/A	Sep-2049	3,514	—	—	18

			4,514	—	(3)	(16)

Total Other Multifamily Investments			$62,569	$52,665	$52,725	$50,040

Total Long-Term Investments				$3,624,523	$3,635,224	$3,569,550

SEMI-ANNUAL REPORT JUNE 2007

Schedule of Portfolio Investments
June 30, 2007 (Dollars in thousands; unaudited)

Short-term investments (1.2% of net assets)

Description	Maturity Date	Interest Rate	Face Amount	Amortized Cost	Value

Short-term - Cash Equivalents[6]
Repurchase Agreement
Amalgamated Bank[7]	July 5, 2007	4.95%	$2,000	$2,000	$2,000

			2,000	2,000	2,000

Commercial Paper[8]
Greenwich Capital	July 2, 2007	5.34%	20,000	19,997	19,997
UBS Finance (DE)	July 2, 2007	5.35%	20,000	19,997	19,997

			40,000	39,994	39,994

Total Short-Term Investments			$42,000	$41,994	$41,994

Total Investments			$3,666,523	$3,677,218	$3,611,544

[1]	Multifamily MBS securities and forward commitments are valued in accordance with the fair value procedures adopted by the Trust’s Board of Trustees.

[2]

Construction interest rates are the rates charged to the borrower during the construction phase of the project. The permanent interest rates are charged to the borrower during the amortization period of the loan, unless HUD requires that such rates be charged earlier.

[3]	Tax-exempt bonds collateralized by Ginnie Mae Securities.

[4]

During construction this investment is a 100% participation interest in a construction loan enhanced by a letter of credit issued by PNC Bank, N.A. in favor of the Trust. The interest rate during construction is a floating rate equal to LIBOR plus 150 basis points for the related monthly period up to a maximum rate of 5.80%. At stabilization, the Trust will take delivery of a Fannie Mae MBS with an interest rate of 5.80% and a term of ten years.

[5]	Loans insured by Ambac Assurance Corporation.

[6]	Short-term investments with remaining maturities of sixty days or less.

[7]

This instrument was purchased in June 2007. The Trust will receive $2,008,408 upon maturity. The underlying collateral for the repurchase agreement is a Ginnie Mae security with a market value of $2,021,380.

[8]	Interest rate shown above is yield calculated based on purchase price.

See accompanying Notes to Financial Statements.

AFL-CIO HOUSING INVESTMENT TRUST

Statement Of Operations
For the Six Months Ended June 30, 2007 (Dollars in thousands; unaudited)

Investment Income

	FHA permanent securities*	$4,683
	FHA construction securities*	484
	Ginnie Mae securities*	26,703
	Ginnie Mae construction securities*	4,601
	Freddie Mac securities	14,094
	Fannie Mae securities*	35,691
	Commercial mortgage-backed securities	4,163
	Government-sponsored enterprise securities	1,319
	United States Treasury securities	2,251
	State Housing Finance Agency securities	351
	Other multifamily investments*	2,152
	Short-term investments	2,277

	Total Income	98,769

Expenses

	Officer salaries and fringe benefits	1,494
	Other salaries and fringe benefits	3,787
	Legal fees	190
	Consulting fees	159
	Auditing, tax and accounting fees	158
	Insurance	162
	Marketing and sales promotion (12b-1 fees)	151
	Investment management	325
	Trustee expenses	24
	Rental expenses	437
	General expenses	843

	Total Expenses	7,730

Net Investment Income		91,039

	Net realized gain on investments	486
	Net change in unrealized depreciation on investments	(69,616)

Realized and Unrealized Net Losses on Investments		(69,130)

Net Increase in Net Assets Resulting from Operations		$21,909

*	Includes forward commitments.
See accompanying Notes to Financial Statements.

SEMI-ANNUAL REPORT JUNE 2007

Statements of Changes in Net Assets
(Dollars in thousands)

Increase in Net Assets From Operations	Six Months Ended June 30, 2007 (unaudited )	Year Ended December 31, 2006

Net investment income	$91,039	$176,908
Net realized gain/(loss) on investments	486	(8,583)
Net change in unrealized depreciation on investments	(69,616)	(5,936)

Net increase in net assets resulting from operations	21,909	162,389

Decrease in Net Assets From Distributions

Distributions paid to participants from:
Net investment income	(92,012)	(180,525)

Net decrease in net assets from distributions	(92,012)	(180,525)

Increase in Net Assets From Unit Transactions

Proceeds from the sale of units of participation	157,026	180,432
Dividend reinvestment of units of participation	79,677	154,997
Payments for redemption of units of participation	(225,742)	(288,489)

Net increase from unit transactions	10,961	46,940

Total (decrease)/increase in net assets	(59,142)	28,804

Net assets at beginning of period	3,605,679	3,576,875

Net Assets at End of Period	$3,546,537	$3,605,679

Undistributed Net Investment Income	$2,077	$3,050

Unit Information

Units sold	145,373	167,870
Distributions reinvested	74,012	144,192
Units redeemed	(209,987)	(268,076)

Increase in Units Outstanding	9,398	43,986

See accompanying Notes to Financial Statements.

AFL-CIO HOUSING INVESTMENT TRUST

Notes to Financial Statements
(unaudited)

Note 1. Summary of Significant Accounting Policies

The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (the Trust) is a common law trust created under the laws of the District of Columbia and is a no-load, open-end investment company registered under the Investment Company Act of 1940. The Trust has obtained certain exemptions from the requirements of the Investment Company Act of 1940 that are described in the Trust’s Statement of Additional Information and Prospectus.

Participation in the Trust is limited to eligible labor organizations and pension, welfare and retirement plans that have beneficiaries who are represented by labor organizations.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

Investment Valuation

Net asset value per share (NAV) is calculated as of the close of business of the major bond markets in New York City on the last business day of the month.

Portfolio securities for which market quotations are readily available (single family mortgage-backed securities, commercial mortgage-backed securities, Government-Sponsored Enterprise securities, and U.S. Treasury securities) are valued by an independent pricing service, published prices, market quotes and dealer bids.

Portfolio investments for which market quotations are not readily available (multifamily mortgage-backed securities, mortgage securities, and construction mortgage securities and loans) are valued at their fair value determined in good faith under consistently applied procedures adopted by the Board of Trustees using dealer bids and discounted cash flow models. The respective cash flow models use market-based discount and prepayment rates developed for each investment category. The market-based discount rate is composed of a risk-free yield (i.e., a U.S. Treasury note) adjusted for an appropriate risk premium. The risk premium reflects actual premiums in the market place over the yield on U.S. Treasury securities of comparable risk and maturity to the security being valued as adjusted for other market considerations. On investments for which the Trust finances the construction and permanent securities or participation interests, value is determined based upon the total amount, funded and/or unfunded, of the commitment. The Trust has retained an independent firm to determine the fair market value of such securities. In accordance with the procedures adopted by the Board, the monthly third-party valuation is reviewed by the Trust staff to determine whether valuation adjustments are appropriate based on any material impairments in value arising from specific facts and circumstances of the investment (e.g., mortgage defaults). All such adjustments must be reviewed and approved by the independent valuation firm prior to incorporation in the NAV.

Short-term investments with remaining maturities of sixty days or less are valued on the basis of amortized cost, which approximates fair value. Cash and cash equivalents include overnight money market funds which are also carried at cost.

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, Fair Value Measurements (“Statement 157”). Statement 157 establishes a framework for measuring fair value within generally accepted accounting principles, clarifies the definition of fair value within the framework, and expands disclosure about the use of fair value measurements, highlighting that fair value is a market-based measurement. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the Trust’s financial statement disclosures.

SEMI-ANNUAL REPORT JUNE 2007

Notes to Financial Statements
(unaudited)

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Federal Income Taxes

The Trust’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its participants. Therefore, no federal income tax provision is required.

Effective June 30, 2007, the Trust adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management determined that the tax positions taken by the Trust are highly certain to be more-likely-than-not sustained by the applicable tax authority. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Distributions to Participants

At the end of each calendar month, a pro rata distribution is made to participants of the net investment income earned during the month. This pro-rata distribution is based on the participant’s number of units held as of the immediately preceding month-end and excludes realized gains (losses) on paydowns of mortgage-and asset-backed securities which are distributed at year-end.

Participants redeeming their investments are paid their pro rata share of undistributed net income accrued through the month-end of the month in which they redeem.

The Trust offers an income reinvestment plan that permits current participants automatically to reinvest their income distributions into Trust units of participation. Total reinvestment was approximately 87 percent of distributable income for the six months ended June 30, 2007.

Investment Transactions and Income

Security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of amortized cost. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

12b-1 Plan of Distribution

The Board of Trustees annually considers a 12b-1 Plan of Distribution to pay for marketing and sales promotion expenses incurred in connection with the offer and sale of units and related distribution activities (12b-1 expenses). For the year 2007, the Trust is authorized to pay 12b-1 expenses in an amount up to $600,000 or 0.05 percent of its average monthly net assets on an annualized basis, whichever is greater. During the six months ended June 30, 2007, the Trust incurred approximately $151,000 of 12b-l expenses.

AFL-CIO HOUSING INVESTMENT TRUST

Notes to Financial Statements
(unaudited)

Note 2. Investment Risks

Interest Rate Risk

As with any fixed-income investment, the market value of the Trust’s investments will fall below the principal amount of those investments at times when market interest rates rise above the interest rates of the investments. Rising interest rates may also reduce prepayment rates, causing the average life of the Trust’s investments to increase. This could in turn further reduce the value of the Trust’s portfolio.

Prepayment and Extension Risk

The Trust invests in certain fixed-income securities whose value is derived from an underlying pool of mortgage loans that are subject to prepayment and extension risk.

Prepayment risk is the risk that a security will pay earlier than its assumed payment rate, shortening its expected average life, resulting in a lower return from the security. In such an event, the Trust may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates. The majority of the Trust’s securities backed by loans for multifamily projects include restrictions on prepayments for specified periods to mitigate this risk.

Extension risk is the risk that a security will pay more slowly than its assumed payment rate, extending its expected average life, resulting in a lower return from the security. When this occurs, the ability to reinvest principal repayments in higher returning investments may be limited.

These two risks may increase the sensitivity of the Trust’s portfolio to fluctuations in interest rates and change the value of the Trust’s portfolio.

Note 3. Transactions With Related Entities

During the six months ended June 30, 2007, the Trust provided the time of certain personnel to the AFL-CIO Investment Trust Corporation (ITC), a D.C. not-for-profit corporation, on a cost-reimbursement basis. During the year, an employee of the Trust also served as an officer of the ITC. The total cost for such personnel and related expenses for the six months ended June 30, 2007, amounted to approximately $141,000. During the six months ended June 30, 2007, the Trust was reimbursed for approximately $114,000 of current year costs. As of June 30, 2007, approximately $27,000, representing a current balance, is included within the accounts receivable in the accompanying financial statements for amounts outstanding under the arrangement.

The ITC provided the time of certain personnel to the Trust on a cost-reimbursement basis. The total cost for such personnel and related expenses for the six months ended June 30, 2007, was approximately $22,000. During the six months ended June 30, 2007, the Trust paid the ITC approximately $19,000 of current costs.

Note 4. Commitments

Certain assets of the Trust are invested in short-term investments until they are required to fund purchase commitments for long-term investments. As of June 30, 2007, the Trust had outstanding unfunded purchase commitments of approximately $83.7 million. The Trust maintains a reserve, in the form of securities, of no less than the total of the outstanding unfunded purchase commitments, less short-term investments. As of June 30, 2007, the value of the publicly traded mortgage-backed securities maintained for the reserve in a segregated account was approximately $3.26 billion.

The commitment amounts disclosed on the Schedule of Portfolio Investments represent the original commitment amount, which includes both funded and unfunded commitments.

SEMI-ANNUAL REPORT JUNE 2006

Notes to Financial Statements
(unaudited)

Note 5. Investment Transactions

A summary of investment transactions (excluding short-term investments and U.S. Treasury securities) for the separate instruments included in the Trust’s investment portfolio, at amortized cost, for the six months ended June 30, 2007, follows (dollars in thousands):

	FHA Permanent Securities*	FHA Construction Securities*	Ginnie Mae Securities*	Ginnie Mae Construction Securities*	Freddie Mac Securities	Fannie Mae Securities*	Commercial Mortgage- Backed Securities	Government- Sponsored Entities Securities	State Housing Finance Agency Securities	Other Multifamily Investments*

Balance, January 1, 2007	$147,139	$17,014	$1,036,685	$204,647	$507,411	$1,273,171	$220,285	$45,233	$11,824	$113,221

Purchases and insured construction securities advances, net of discounts	0	0	120,941	13,126	147,911	206,060	248,500	0	25,685	1,309

Change in discounts and (premiums)	61	0	(1,149)	(1,246)	(4,429)	(2,043)	(1,603)	1,070	0	(75)

Transfers	(8,100)	0	69,273	(61,173)	0	0	0	0	0	0

Principal reductions/ Sales	(8,995)	(14)	(198,456)	(46,159)	(86,133)	(106,878)	(230,000)	(1,098)	0	(61,730)

Balance, June 30, 2007	$130,105	$17,000	$1,027,294	$109,195	$564,760	$1,370,310	$237,182	$45,205	$37,509	$52,725

* Includes forward commitments.

Note 6. Federal Taxes

No provision for federal income taxes is required since the Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2007.

At June 30, 2007, the cost of investments for federal income tax purposes approximated book cost at amortized cost of $3,677.2 million. Net unrealized loss aggregated $65.7 million at period-end, of which $23.6 million related to appreciated investments and $89.3 million related to depreciated investments.

AFL-CIO HOUSING INVESTMENT TRUST

Notes to Financial Statements
(unaudited)

Note 7. Retirement and Deferred Compensation Plans

The Trust participates in the AFL-CIO Staff Retirement Plan, which is a multiple employer defined benefit pension plan, covering substantially all employees. This plan was funded by employer contributions, at rates approximating 21.00% percent of employees’ salaries for the six months ended June 30, 2007. The total Trust pension expense for the six months ended June 30, 2007, was approximately $618,000.

The Trust also participates in a deferred compensation plan, referred to as a 401(k) plan, covering substantially all employees. This plan permits employees to defer the lesser of 100 percent of their total compensation or the applicable IRS limit. During 2007, the Trust is matching dollar for dollar the first $4,000 of each employee’s contributions. The Trust’s 401(k) contribution for the six months ended June 30, 2007, was approximately $165,000.

Note 8. Loan Facility

The Trust has a $25 million uncommitted loan facility which expires on December 31, 2007. Borrowings under this facility bear interest at LIBOR plus one-half percent plus a 12.5 basis point administrative fee charged for each advance. The Trust had no outstanding balance under the facility during the period. No compensating balances are required.

Note 9. Contract Obligations

In the ordinary course of business, the Trust enters into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

SEMI-ANNUAL REPORT JUNE 2007

Financial Highlights
Selected Per Share Data and Ratios for the Periods Indicated

	6 Months Ended June 30, 2007 (unaudited )	Year Ended December 31
		2006	2005	2004	2003	2002

Per Share Data
Net asset value, beginning of period	$1,081.27	$1,086.97	$1,110.61	$1,125.21	$1,152.30	$1,098.40

Income from investment operations:

Net investment income	26.93	53.55	50.08	48.63	54.26	65.19

Net realized and unrealized (losses) gains on investments	(20.43)	(4.60)	(21.25)	(2.38)	(11.69)	59.15

Total Income from Investment Operations	6.50	48.95	28.83	46.25	42.57	124.34

Less distributions from:

Net investment income	(27.23)	(54.65)	(52.47)	(49.10)	(54.26)	(65.19)

Net realized gains on investments	—	—	—	(11.75)	(15.40)	(5.25)

Total Distributions	(27.23)	(54.65)	(52.47)	(60.85)	(69.66)	(70.44)

Net Asset Value, End of Period	$1,060.54	$1,081.27	$1,086.97	$1,110.61	$1,125.21	$1,152.30

Ratios

Ratio of expenses to average net assets	0.43%*	0.41%	0.37%	0.37%	0.37%	0.36%

Ratio of net investment income to avearage net assets	5.0%*	5.0%	4.5%	4.4%	4.7%	5.8%

Portfolio turnover rate	54.4%*	65.0%	68.4%	85.5%	73.1%	64.3%

Number of Outstanding Units at End of Period	3,344,082	3,334,684	3,290,698	3,300,858	3,206,626	2,848,002

Net Assets, End of Period (in thousands)	$3,546,537	$3,605,679	$3,576,875	$3,665,950	$3,608,139	$3,281,763

Total Return**	0.59%	4.65%	2.64%	4.20%	3.78%	11.64%

  * Ratios are annualized.

** Net of fund expenses.

    See accompanying Notes to Financial Statements.

AFL-CIO HOUSING INVESTMENT TRUST

Other Important Information

Availability of Quarterly Portfolio Schedule

In addition to disclosure in the Annual and Semi-annual Report to Participants, the HIT also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The HIT’s reports on Form N-Q are made available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information relating to the hours and operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330). Participants may also obtain copies of the HIT’s Form N-Q reports, without charge, upon request, by calling the HIT collect at 202-331-8055.

Proxy Voting

The HIT invests exclusively in non-voting securities and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. During the most recent twelve-month period ended June 30, the HIT held no voting securities in its portfolio and has reported this information in its most recent filing with the SEC on Form N-PX. This filing is available on the SEC’s website at http://www.sec.gov. Participants may also obtain a copy of the HIT’s report on Form N-PX, without charge, upon request, by calling the HIT collect at 202-331-8055.

Expense Example

Participants in the HIT incur ongoing expenses related to the management and distribution activities of the HIT, as well as certain other expenses. This example is intended to help participants understand the ongoing costs (in dollars) of investing in the HIT and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $50,000 invested at the beginning of the period January 1, 2007, and held for the entire period ended June 30, 2007.

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. Participants may use the information in this line, together with the amount they invested, to estimate the expenses that they paid over the period. Simply divide the account value by $50,000 (for example, an $800,000 account value divided by $50,000 = 16), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on a particular account during this period.

Hypothetical Expenses (for Comparison Purposes Only): The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the HIT’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the HIT’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a participant paid for the period. Participants may use this information to compare the ongoing costs of investing in the HIT and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the HIT charges no transactional costs, such as sales charges (loads) or redemption fees.

	Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period Ended June 30, 2007*

Actual expenses	$50,000	$50,297.22	$106.96

Hypothetical expenses (5% return before expenses)	$50,000	$51,133.11	$107.85

* Expenses are equal to the HIT’s annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

SEMI-ANNUAL REPORT JUNE 2007

Other Important Information

Investment Advisory Agreement

On April 24, 2007, the Board of Trustees met in person and after consideration of the factors described below, decided not to renew the Investment Advisory Agreement (“Advisory Agreement”) between the HIT and Wellington Management Company, LLP (“Wellington”). Unlike most other mutual funds, the HIT’s portfolio is internally managed, except for a portion of its short-term cash managed by Wellington, which the HIT has historically managed to be less than two percent of its assets at the end of each quarter. Although the HIT’s relationship with Wellington has been both amicable and satisfactory, the Board of Trustees determined that continued retention of Wellington was no longer in the best interests of the HIT and its participants.

In evaluating the Advisory Agreement, the Board of Trustees considered a variety of information relating to the HIT and Wellington including materials which outlined the requirements of the Investment Company Act with respect to consideration of investment advisory agreements and requested and received the advice of the HIT’s outside counsel. The Trustees considered the following factors, among other things: the nature, extent and quality of the services provided by Wellington; the investment performance of the assets managed by Wellington; and the cost of services to be provided by Wellington.

Nature, Extent and Quality of the Services under the Advisory Agreement: The Trustees noted that they were satisfied with the nature, extent and quality of services provided to the HIT under the Advisory Agreement. However, since 2000, the HIT had placed on average only $30 million in cash with Wellington each quarter. During this time, the HIT had been working steadily to develop internal capacity within its Portfolio Management Group and has achieved a greater level of internal capacity for cash management. The Board concluded that this additional trading capacity weakens the rationale for retaining Wellington as an investment adviser, because in-house staff is now able to handle the cash management function. In addition, as part of its ongoing improvement of infrastructure, HIT staff now has the capacity to trade from locations outside of the office.

Investment Performance: Under the contract with Wellington, Wellington was required to invest in commercial paper rated as A-1/P-1 by Standard & Poor’s or Moody’s. This is the same credit rating threshold that is used internally by HIT staff for selection of commercial paper. Yield spreads in this highly liquid asset class are very tight, with typical deviations of 1 to 2 basis points. In evaluating the cost of services provided by Wellington, Trustees noted that the HIT must pay a fee of 12.5 basis points when sending money to Wellington, and the nature of the asset class is such that Wellington was not able to earn this back in excess yield for the HIT by the securities it purchased.

Cost of Services Provided: Since 2000, the HIT has paid Wellington the minimum amount payable under the contract – $50,000 per year – for all but the 2003-04 contract year, where the payment was approximately $63,000. Although not a significant expense, Trustees noted that not renewing the contract would permit the HIT to recognize this savings.

Conclusion: Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees concluded it would be in the best interest of the HIT and its participants not to approve a renewal of the Advisory Agreement.

AFL-CIO Housing Investment Trust 2401 Pennsylvania Avenue, N.W. Suite 200 Washington, DC 20037 202-331-8055 www.aflcio-hit.com bug

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which participants may recommend nominees to the Board of Trustees of the Trust, where those changes were implemented after the Trust last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101) or this Item 10.

Item 11. Controls and Procedures.

(a)

The Trust’s Chief Executive Officer (the principal executive officer) and Chief Financial Officer (the principal financial officer) have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), are effective to ensure that material information relating to the Trust is made known to them by appropriate persons, based on their evaluation of such controls and procedures as of June 30, 2007.

(b)

There was no change in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Trust’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not Applicable.

	(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

	(3)	Not Applicable.

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the AFL-CIO Housing Investment Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AFL-CIO HOUSING INVESTMENT TRUST

By:	/s/ Stephen Coyle

Name: Stephen Coyle
Title: Chief Executive Officer

Date: September 10, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the AFL-CIO Housing Investment Trust and in the capacities and on the dates indicated.

/s/ Stephen Coyle

Stephen Coyle
Chief Executive Officer
(Principal Executive Officer)

Date: September 10, 2007

/s/ Erica Khatchadourian

Erica Khatchadourian
Chief Financial Officer
(Principal Financial Officer)

Date: September 5, 2007